                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)          January 27, 2000
                                                 -------------------------------


                             MTR GAMING GROUP, INC.

             (exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

              0-20508                                     84-1103135
-------------------------------------       ------------------------------------
      (Commission File Number)              (IRS Employer Identification Number)

                   STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
 -----------------------------------------------------------------------------
                    (Address of principal executive offices)

                                      26034
                                 ---------------
                                   (Zip Code)

Registrant's Telephone Number, Including Area Code:       (304) 387-5712
                                                    ----------------------------


                                       N/A

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           OTHER EVENTS.

                  On January 27, 2000, Mountaineer Park, Inc. ("Mountaineer"), a wholly-owned subsidiary of MTR Gaming Group, Inc. (the "Company"), entered into a new three year senior line of credit for the principal amount of up to $8 million with PNC Leasing, LLC ("PNC"), a subsidiary of PNC Bank, National Association (the "PNC Financing"), effective January 31, 2000. The proceeds of this line of credit are to be used to lease equipment for video lottery operations at the Mountaineer Racetrack and Gaming Resort in West Virginia. The initial draw at closing was Two Million Seven Hundred Ninety-Two Thousand Eighty Dollars and 00/100 ($2,792,080.00) and has been applied to the sale/leaseback of 400 video lottery machines previously purchased by Mountaineer.

         The interest rate for the PNC Financing will be fixed at the time of each draw, and is tied to the prime rate at the Federal Reserve Bank of Cleveland on that day, plus a margin of 1%. The interest rate for the $2.8 million drawn at closing, 9.969%, is expressed in terms of monthly rent on the Supplement to Schedule to Master Lease.

         The indebtedness under the PNC Financing is secured by the equipment leased with the proceeds of the financing and is guaranteed by the Company. The PNC Financing has been approved by the West Virginia Lottery Commission and is permitted by a carve-out for equipment financing in the Company's existing financing arrangements with its senior secured lender, Wells Fargo Bank, National Association. Mountaineer may request additional draws until December 31, 2000, subject to PNC's discretion. The Master Lease and related leasing documents evidencing the PNC Financing contain customary affirmative and negative covenants, events of default and other ordinary leasing provisions.

         The foregoing summary of the PNC Financing is qualified in its entirety by the terms of the Master Lease and related leasing documents, which are filed under Item 7 below.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  The following are filed as exhibits to this report:

Exhibit No.    Description
-----------    -----------
   10.1        Master Lease

   10.2        Schedule

   10.3        Supplement

   10.4        Bill of Sale

   10.5        Guaranty

   10.6        Summary of Terms and Conditions

   99.1        Press Release


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                MTR GAMING GROUP, INC.


                                                By: /s/ Edson R. Arneault
                                                    ---------------------------
                                                    Edson R. Arneault, President

Date:    February 2, 2000